Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

	Reporting Period:	November-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	1/04/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer Title of Authorized Individual
Printed Name of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213          November 30, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	15,939,211	—			15,939,211	17,795,219	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	8,871,257				8,871,257	7,625,000	340,756,221	312,361,238
Interest Income/Other Income	36,599				36,599	—	11,549,290	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,461,710)	2,461,710			—			—
Proceeds from the Sale of Assets

Total Receipts	6,446,146	2,461,710	—	—	8,907,856	7,625,000	398,607,910	313,582,238

Disbursements
Gross Payroll/Payroll Taxes		2,461,710			2,461,710	1,507,800	60,576,426	56,532,345
Sales, Use & Other Taxes	51,782				51,782		1,446,214	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	202,022				202,022		2,292,621	—
Insurance/Payroll WH paid from operating accounts	71,370				71,370	9,500	311,804	9,500
Marketing					—		—	—
Property Maintenance/Utilites					—		—	—
Other (Attach List)	1,822,392				1,822,392	2,386,190	65,505,383	63,158,988

Loan Proceeds/Expenses Related To Loans/Insurance	6,001,610				6,001,610	5,535,000	170,050,496	170,482,823
Deposits to Lenders	—				—		75,049,322	2,500,000
Professional fees - Carve-out	947,127				947,127	1,080,000	30,465,860	24,921,526
US Trustee Quarterly Fees	70,250				70,250	85,000	661,051	563,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—

Total Disbursements	9,166,553	2,461,710	—	—	11,628,263	10,603,490	406,359,177	318,168,432

Net Cash Flow (Receipts less Disbursements)	(2,720,407)	—	—	—	(2,720,407)	(2,978,490)	(7,751,266)	(4,586,194)
Cash - End of Month	13,218,804	—	—	—	13,218,804	14,816,729	13,218,804	14,816,730

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 11/4	BUDGET 11/11	BUDGET 11/18	BUDGET 11/25	BUDGET MONTH NOVEMBER
Beginning Cash	$17,795,219	$17,679,044	$16,537,694	$15,999,254	$17,795,219

Cash Receipts

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,250,000	1,650,000	2,000,000	1,400,000	7,300,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	325,000	325,000
	—	—	—	—	—

Total Cash Receipts	2,250,000	1,650,000	2,000,000	1,725,000	7,625,000

Cash Disbursements					—
Loan Proceeds Checks	1,050,000	1,250,000	1,450,000	1,400,000	5,150,000
Expenses related to Loans	85,000	75,000	175,000	50,000	385,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,135,000	1,325,000	1,625,000	1,450,000	5,535,000

NET CASH RECEIPTS	1,115,000	325,000	375,000	275,000	2,090,000

CASH DISBURSEMENTS:					—
Operating Cash Disbursements					—
Advertising	30,000	30,000	50,000	100,000	210,000
Bank Charges	—	35,075	—	—	35,075
Claims Funding*	33,000	68,000	28,000	58,000	187,000
Company Auto	10,000	1,500	1,500	1,500	14,500
Computer Costs	5,500	4,500	2,500	5,500	18,000
Dues And Subscriptions	5,000	500	500	500	6,500
Employee Reimbursements - collections exp	2,000	1,500	1,000	1,000	5,500
Equipment Rental	5,000	750	—	5,000	10,750
Fixed Assets	15,000	5,000	—	25,000	45,000
Forms & Printing	35,000	20,150	15,000	—	70,150
Insurance	2,150	36,150	150	150	38,600
Meals & Entertainment	15,000	2,050	2,000	1,000	20,050
Miscellaneous	7,750	3,750	3,750	3,750	19,000
Office Expense	7,750	3,750	4,500	3,500	19,500
Postage	15,125	15,125	15,125	10,125	55,500
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	21,000	—	5,000	26,000
Professional Fees-Ordinary Course	30,000	15,000	20,000	30,000	95,000
Rent	6,500	8,000	12,000	184,300	210,800
Repairs & Maintenance	6,250	6,000	6,000	6,000	24,250
Roadgard	—	56,000	—	—	56,000
Seminars & Meetings	5,000	—	5,000	—	10,000
Taxes & Licenses	5,000	15,150	10,000	50,000	80,150
Telephone	40,500	18,500	25,500	25,750	110,250
Temporary Agency Staff	6,400	3,400	3,400	3,400	16,600
Board of Directors	3,750	—	—	—	3,750
Travel	30,000	2,000	2,000	2,000	36,000
Utilities	18,500	11,500	7,250	6,250	43,500

Total Operating Cash Disbursements	340,175	384,350	215,175	527,725	1,467,425

Other Items					—
Interest to Finova	—	—	356,765	—	356,765
Payroll Paid TTG	30,000	—	30,000	—	60,000
Payroll Paid SMC	—	800,000	—	645,000	1,445,000
401K	—	—	—	2,800	2,800
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	9,500	—	9,500
Credit Insurance Carrier	494,000	—	—	—	494,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	20,000	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	85,000	—	—	—	85,000
Bankruptcy Professionals	270,000	270,000	270,000	270,000	1,080,000

Total Other Items	891,000	1,082,000	698,265	929,800	3,601,065

Cash from Operations					—
Total Collections	2,250,000	1,650,000	2,000,000	1,725,000	7,625,000
Total Disbursements	1,999,175	2,509,350	2,256,440	2,625,525	9,390,490

Net Cash from Operations	250,825	(859,350)	(256,440)	(900,525)	(1,765,490)

Restructuring Expense	(367,000)	(282,000)	(282,000)	(282,000)	(1,213,000)

Net Change in Cash	(116,175)	(1,141,350)	(538,440)	(1,182,525)	(2,978,490)

Adjustment due to New Budget Period					—

Ending Cash	17,679,044	16,537,694	15,999,254	14,816,729	14,816,729

THAXTON MONTHLY OPERATING REPORT - November 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY JOINTLY ADMINISTERED
Monthly Court Report for October-05
	HOLDING COMPANY HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	15,939,210.87	15,050,897.33	—	—	—	—	(5,476.29)		895,411.19	(1,621.36)

TICO Cash Collected	4,475.46	—		—	—	—	—		—	4,475.46
SM Cash Collected	8,866,781.63	—		—	—	—	—		8,866,781.63	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	36,598.96	35,263.48		—	—	—	—		211.70	1,123.78

Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	8,907,856.05	35,263.48	—	—	—	—	—	—	8,866,993.33	5,599.24

CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	(387,082.84)		—	—	—	(7,034.47)		390,525.25	3,592.06

Total Cash Receipts and Transfers	8,907,856.05	(351,819.36)	—	—	—	—	(7,034.47)	—	9,257,518.58	9,191.30

Cash Disbursements - Loans	—			—	—	—	—		—	—

Loan Proceeds Checks	5,741,752.74	—		—	—	—	—		5,741,752.74	—
Expenses related to Loans\Thaxton Insurance Group	259,857.33	—		—	—	—	—		260,999.24	(1,141.91)

Subtotal - Loans	6,001,610.07	—	—	—	—	—	—		6,002,751.98	(1,141.91)

Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	221,555.21	—		—	—	—	—		221,555.21	—
Bank Charges	19,966.88	120.72		—	—	—	—		19,846.16	—
Claims Funding*	237,865.15	—		—	—	—	—		237,865.15	—
Company Auto	5,591.78	20.00		—	—	—	—		5,571.78	—
Computer Costs	15,894.09	4,285.50		—	—	—	—		11,267.59	341.00
Dues And Subscriptions	690.65	—		—	—	—	—		690.65	—
Employee Reimbursements - collections exp	—	—		—	—	—	—		—	—
Equipment Rental	4,768.21	—		—	—	—	—		4,768.21	—
Fixed Assets	90,248.62	—		—	—	—	—		90,248.62	—
Forms & Printing	50,502.58	18.45		—	—	—	—		50,399.68	84.45
Insurance	71,369.63	(2,291.87)		—	—	—	—		73,661.50	—
Meals & Entertainment	32,835.30	—		—	—	—	—		32,835.30	—
Miscellaneous	5,763.93	—		—	—	—	—		5,763.93	—
Office Expense	10,925.50	1,874.98		—	—	—	—		8,925.86	124.66
Postage	35,634.38	50.08		—	—	—	—		35,584.30	—
Prepaid Expenses	10.34	—		—	—	—	—		10.34	—
Prepaid Software ABS	23,686.12	—		—	—	—	—		23,686.12	—
Professional Fees-Ordinary Course	18,083.95	11,186.89		—	—	—	—		6,897.06	—
Rent	202,022.06	4,626.00		—	—	—	—		197,338.56	57.50
Repairs & Maintenance	25,798.36	—		—	—	—	—		25,798.36	—
Seminars & Meetings	2,786.72	—		—	—	—	—		2,786.72	—
Taxes & Licenses	51,782.39	(9,812.88)		—	—	—	—		60,768.69	826.58
Telephone	92,848.59	1,252.21		—	—	—	—		91,596.38	—
Temporary Agency Staff	1,149.30	—		—	—	—	—		1,149.30	—
Travel	38,367.99	600.00		—	—	—	—		37,767.99	—
Utilities	40,121.01	466.00		—	—	—	—		39,655.01	—
Interest to Finova	354,363.95	354,363.95		—	—	—	—		—	—
Payroll Paid TTG	37,746.24	29,197.98		—	—	—	—		—	8,548.26
Payroll Paid SMC	2,423,963.49	—		—	—	—	—		2,423,963.49	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	431,202.74	—		—	—	—	—		431,202.74	—
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	70,250.00	70,250.00		—	—	—	—		—	—
Bankruptcy Professionals	947,127.33	947,127.33		—	—	—	—		—	—
Other	1,730.00	1,730.00		—	—	—	—		—	—

Total Other Cash Disbursements	5,626,652.49	1,475,065.34	—	—	—	—	—		4,141,604.70	9,982.45

TOTAL ALL CASH DISBURSEMENTS	11,628,262.56	1,475,065.34	—	—	—	—	—		10,144,356.68	8,840.54

	13,218,804.36	13,224,012.63	—	—	—	—	(12,510.76)		8,573.09	(1,270.60)

BANK ACCOUNT RECONCILED BALANCES:	13,218,804.36	13,224,012.63			—	—	(12,510.76)		8,573.09	(1,270.60)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 1/04/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP	JOINTLY ADMINISTERED
Cash Disbursements for THE THAXTON GROUP - Consolidated	CASES 03-13182 - 03-13213
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	15,939,210.87		—	15,939,210.87

TICO Cash Collected	4,475.46	—	—	4,475.46
SM Cash Collected	8,866,781.63	—	—	8,866,781.63
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	36,598.96	—	—	36,598.96
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	8,907,856.05	—	—	8,907,856.05

CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,461,709.73)	2,461,709.73	—	—

Total Cash Receipts and Transfers	6,446,146.32	2,461,709.73	—	8,907,856.05

Cash Disbursements - Loans

Loan Proceeds Checks	5,741,752.74			5,741,752.74
Expenses related to Loans\Thaxton Insurance Group	259,857.33			259,857.33

Subtotal - Loans	6,001,610.07	—	—	6,001,610.07

Cash Disbursements - Other	—
Advertising	221,555.21		—	221,555.21
Bank Charges	19,966.88	—	—	19,966.88
Claims Funding*	237,865.15		—	237,865.15
Company Auto	5,591.78	—	—	5,591.78
Computer Costs	15,894.09	—	—	15,894.09
Dues And Subscriptions	690.65	—	—	690.65
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	4,768.21	—	—	4,768.21
Fixed Assets	90,248.62	—	—	90,248.62
Forms & Printing	50,502.58	—	—	50,502.58
Insurance	71,369.63	—	—	71,369.63
Meals & Entertainment	32,835.30	—	—	32,835.30
Miscellaneous	5,763.93	—	—	5,763.93
Office Expense	10,925.50	—	—	10,925.50
Postage	35,634.38	—	—	35,634.38
Prepaid Expenses	10.34	—	—	10.34
Prepaid Software ABS	23,686.12	—	—	23,686.12
Professional Fees-Ordinary Course	18,083.95	—	—	18,083.95
Rent	202,022.06	—	—	202,022.06
Repairs & Maintenance	25,798.36	—	—	25,798.36
Seminars & Meetings	2,786.72	—	—	2,786.72
Taxes & Licenses	51,782.39	—	—	51,782.39
Telephone	92,848.59	—	—	92,848.59
Temporary Agency Staff	1,149.30	—	—	1,149.30
Travel	38,367.99	—	—	38,367.99
Utilities	40,121.01	—	—	40,121.01
Interest to Finova	354,363.95	—	—	354,363.95
Payroll Paid TTG	—	37,746.24	—	37,746.24
Payroll Paid SMC	—	2,423,963.49	—	2,423,963.49
Restructuring Officer	60,000.00	—	—	60,000.00
Credit Insurance Payments	431,202.74	—	—	431,202.74
Deposit to Lender	—	—	—	—
US Trustee	70,250.00	—	—	70,250.00
Bankruptcy Professionals	947,127.33	—	—	947,127.33
Other	1,730.00	—	—	1,730.00

Total Other Cash Disbursements	3,164,942.76	2,461,709.73	—	5,626,652.49

TOTAL ALL CASH DISBURSEMENTS	9,166,552.83	2,461,709.73	—	11,628,262.56

	13,218,804.36	—	—	13,218,804.36

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,475,065.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	1,475,065.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for November-05	Case	#	03-13183
FED ID# 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	15,050,897.33	—	14,005,096.14	393,802.45	650,998.53	—	1,000.21

TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	35,263.48	—	17,631.74		17,631.74	—	—

Proceeds from the sales of the TICO Assets	—

SUBTOTAL	35,263.48	—	17,631.74	—	17,631.74	—	—

CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(387,082.84)	—	(2,500,000.00)	—	2,084,719.39	29,197.98	(1,000.21)

Total Cash receipts	(351,819.36)	—	(2,482,368.26)	—	2,102,351.13	29,197.98	(1,000.21)

Cash Disbursements - Loans						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	120.72		60.36	—	60	—
Claims Funding*	—				—
Company Auto	20.00				20
Computer Costs	4,285.50				4,286
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	18.45				18
Insurance	(2,291.87)				(2,292)
Meals & Entertainment	—				—
Miscellaneous	—				—
Office Expense	1,874.98				1,875
Postage	50.08				50
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	11,186.89				11,187
Rent	4,626.00				4,626
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	(9,812.88)				(9,813)
Telephone	1,252.21				1,252
Temporary Agency Staff	—				—
Travel	600.00				600
Utilities	466.00				466
Interest to Finova	354,363.95				354,364
Payroll Paid TTG	29,197.98					29,197.98
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	70,250.00				70,250
Bankruptcy Professionals	947,127.33				947,127
Other	1,730.00				1,730

Total Other Cash Disbursements	1,475,065.34	—	60.36	—	1,445,807	29,197.98	—

TOTAL ALL CASH DISBURSEMENTS	1,475,065.34	—	60.36	—	1,445,807	29,197.98	—

	13,224,012.63	—	11,522,667.52	393,802.45	1,307,542.66	—	—

Book Balance per bank rec.	13,224,012.63	—	11,522,667.52	393,802.45	1,307,542.66	—	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	Case No.	03-13183
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	15,050,897.33	—	—	15,050,897.33

TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	35,263.48	—	—	35,263.48

Proceeds from the sales of the TICO Assets

SUBTOTAL	35,263.48	—	—	35,263.48

CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(387,082.84)	—	—	(387,082.84)

Total Cash receipts	(351,819.36)	—	—	(351,819.36)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	120.72	—	—	120.72
Claims Funding*	—	—	—	—
Company Auto	20.00	—	—	20.00
Computer Costs	4,285.50	—	—	4,285.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	18.45	—	—	18.45
Insurance	(2,291.87)	—	—	(2,291.87)
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	1,874.98	—	—	1,874.98
Postage	50.08	—	—	50.08
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	11,186.89	—	—	11,186.89
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	(9,812.88)	—	—	(9,812.88)
Telephone	1,252.21	—	—	1,252.21
Temporary Agency Staff	—	—	—	—
Travel	600.00	—	—	600.00
Utilities	466.00	—	—	466.00
Interest to Finova	354,363.95	—	—	354,363.95
Payroll Paid TTG	—	29,197.98	—	29,197.98
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	70,250.00	—	—	70,250.00
Bankruptcy Professionals	947,127.33	—	—	947,127.33
Other	1,730.00	—	—	1,730.00

Total Other Cash Disbursements	1,445,867.36	29,197.98	—	1,475,065.34

TOTAL ALL CASH DISBURSEMENTS	1,445,867.36	29,197.98	—	1,475,065.34

	13,253,210.61	(29,197.98)	—	13,224,012.63

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for November-05
FED ID # 57-1083679

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for November-05
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(5,583.29)	7,034.47	(12,617.76)		(5,583.29)	—	—	(5,583.29)

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	107.00		107.00	—	107.00	—	—	107.00

Total Cash Receipts and Transfers	107.00	—	107.00	—	107.00	—	—	107.00

Cash Disbursements - Loans

Loan Proceeds Checks	—				—	—	—	—
Expenses related to Loans	—				—	—	—	—

Subtotal - Loans	—	—	—	—	—			—

Cash Disbursements - Other

Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—			—	—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(5,476.29)	7,034.47	(12,510.76)	—	(5,476.29)	—	—	(5,476.29)

Book Balance per bank rec.	(5,476.29)	7,034.47	(12,510.76)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for November-05
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—				—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for November-05
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—	(7,538.85)	—	—	(7,538.85)

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—	7,538.85	—	—	7,538.85

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—			—			—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other

Advertising	—			—			—
Bank Charges	—			—		—	—
Claims Funding*	—			—			—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for November-05
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—

Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	-
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP	Case #	03-13189	Case No.	03-13189
Cash Disbursements for Paragon, Inc. - Inactive Company
Monthly Court Report for November-05
FED ID# 56-2057616

	Consolidated Totals	Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—

TICO Cash Collected	—		—	—	—	—
SM Cash Collected	—		—	—	—	—
TIG Cash Collected	—		—	—	—	—
TPF Cash Collected	—		—	—	—	—
TCL Cash Collected	—		—	—	—	—
Other Income Collected	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—		—		—	—
Claims Funding*	—
Company Auto	—		—	—	—	—
Computer Costs	—		—	—	—	—
Dues And Subscriptions	—		—	—	—	—
Employee Reimbursements - collections exp	—		—	—	—	—
Equipment Rental	—		—	—	—	—
Fixed Assets	—		—	—	—	—
Forms & Printing	—		—	—	—	—
Insurance	—		—	—	—	—
Meals & Entertainment	—		—	—	—	—
Miscellaneous	—		—	—	—	—
Office Expense	—		—	—	—	—
Postage	—		—	—	—	—
Prepaid Expenses	—		—	—	—	—
Prepaid Software ABS	—		—	—	—	—
Professional Fees-Ordinary Course	—		—	—	—	—
Rent	—		—	—	—	—
Repairs & Maintenance	—		—	—	—	—
Roadgard	—		—	—	—	—
Seminars & Meetings	—		—	—	—	—
Taxes & Licenses	—		—	—	—	—
Telephone	—		—	—	—	—
Temporary Agency Staff	—		—	—	—	—
Travel	—		—	—	—	—
Utilities	—		—	—	—	—
Interest to Finova	—		—	—	—	—
Payroll Paid TTG	—		—	—	—	—
Payroll Paid SMC	—		—	—	—	—
Restructuring Officer	—		—	—	—	—
Insurance Renewal	—		—	—	—	—
Voyager Payment	—		—	—	—	—
Pre-Filing Prepays	—		—	—	—	—
Deposit to Lender	—		—	—	—	—
US Trustee	—		—	—	—	—
Bankruptcy Professionals	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

Book Balance per bank rec.	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP

Monthly Court Report for        November-05

FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	—	—	—	—	(0.00)	—	—	—	(1,621.36)

TICO Cash Collected	4,475.46	—	—	—	—	—	4,475.46	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	1,123.78	—	—	—	849.93	—	273.85	—	—	—	—

SUBTOTAL	5,599.24	—	—	—	849.93	—	4,749.31	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	3,592.06	—	(288.00)	(100.05)	(1,849.93)	—	(4,944.31)	—	—	—	10,774.35
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,191.30	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	—	10,774.35

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—

Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(1,141.91)	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	—	441.14

Subtotal - Loans	(1,141.91)	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	—	441.14

Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	84.45	—	—	—	—	—	—	—	—	—	84.45
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	124.66	—	—	—	—	—	—	—	—	—	124.66
Postage	—	—	—	—	—	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—	—	—	—
Rent	57.50	—	—	—	—	—	—	—	—	—	57.50
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	826.58	—	—	—	—	—	—	—	—	—	826.58
Telephone	—	—	—	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	—	—	—	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	9,982.45	—	—	—	—	—	—	—	—	—	9,982.45

TOTAL ALL CASH DISBURSEMENTS	8,840.54	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	—	10,423.59

	(1,270.60)	—	—	—	—	—	(0.00)	—	—	—	(1,270.60)

Book Balance per bank rec.	(1,270.60)	—	—	—	—	—	(0.00)	0.00	—	—	(1,270.60)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

TICO Cash Collected	4,475.46	—	—	4,475.46
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,123.78	—	—	1,123.78

SUBTOTAL	5,599.24	—	—	5,599.24

GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,956.20)	8,548.26	—	3,592.06
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—

Total Cash Receipts and Transfers	643.04	8,548.26	—	9,191.30

Cash Disbursements - Loans	—

Loan Proceeds Checks	—			—
Expenses related to Loans	(1,141.91)			(1,141.91)

Subtotal - Loans	(1,141.91)			(1,141.91)

Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	84.45	—	—	84.45
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	124.66	—	—	124.66
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	57.50	—	—	57.50
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	826.58	—	—	826.58
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	1,434.19	8,548.26	—	9,982.45

TOTAL ALL CASH DISBURSEMENTS	292.28	8,548.26	—	8,840.54

	(1,270.60)	—	—	(1,270.60)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for November-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—							(1,621.36)	(1,621.36)	—	—	(1,621.36)

TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	643.04	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	2,226.09	643.04	—	—	643.04
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000010906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	643.04	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	2,226.09	643.04	—	—	643.04

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—

Loan Proceeds Checks											—			—
Expenses related to Loans	(1,141.91)		(288.00)	(100.05)	(1,000.00)		(195.00)			441.14	(1,141.91)			(1,141.91)

Subtotal - Loans	(1,141.91)	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	441.14	(1,141.91)			(1,141.91)

Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	84.45									84.45	84.45	—	—	84.45
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	124.66									124.66	124.66	—	—	124.66
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	57.50									57.50	57.50	—	—	57.50
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	826.58									826.58	826.58	—	—	826.58
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	1,434.19	—	—	—	—	—	—	—	—	1,434.19	1,434.19	—	—	1,434.19

TOTAL ALL CASH DISBURSEMENTS	292.28	—	(288.00)	(100.05)	(1,000.00)	—	(195.00)	—	—	1,875.33	292.28	—	—	292.28

	(1,270.60)	—	—	—	—	—	—	—	—	(1,270.60)	(1,270.60)	—	—	(1,270.60)

Book Balance per bank rec.	(1,270.60)		—							(1,270.60)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	10,423.59
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$10,423.59

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case #	03-13195	Case No.	03-13195
Monthly Court Report for November-05
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—	(1,621.36)	—		(1,621.36)

TICO Cash Collected	—	—		—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	10,774.35	2,226.09	8,548.26	2,226.09	8,548.26	—	10,774.35

Total Cash Receipts and Transfers	10,774.35	2,226.09	8,548.26	2,226.09	8,548.26	—	10,774.35

Cash Disbursements - Loans

Loan Proceeds Checks	—	—		—	—		—
Expenses related to Loans	441.14	441.14		441.14			441.14

Subtotal - Loans	441.14	441.14	—	441.14	—	—	441.14

Cash Disbursements - Other		—			—		—
Advertising	—	—		—	—		—
Bank Charges	—	—		—	—		—
Claims Funding*	—	—		—	—		—
Company Auto	—	—		—	—	—	—
Computer Costs	341.00	341.00		341.00	—	—	341.00
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	84.45	84.45		84.45	—	—	84.45
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	124.66	124.66		124.66	—	—	124.66
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	57.50	57.50		57.50	—	—	57.50
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	826.58	826.58		826.58	—	—	826.58
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova		—		—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26	—	8,548.26	—	8,548.26
Payroll Paid SMC		—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	9,982.45	1,434.19	8,548.26	1,434.19	8,548.26	—	9,982.45

TOTAL ALL CASH DISBURSEMENTS	10,423.59	1,875.33	8,548.26	1,875.33	8,548.26	—	10,423.59

	(1,270.60)	(1,270.60)	—	(1,270.60)	—	—	(1,270.60)

Book Balance per bank rec.	(1,270.60)	(1,270.60)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case #	03-13194	Case No.	03-13194
Monthly Court Report for November-05
FED ID# 57-1129678

	Consolidated Totals					Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—	All Cash is included in TICO SC				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—		—	—	—	—
Claims Funding*	—			—
Company Auto	—			—		—	—	—	—
Computer Costs	—			—		—	—	—	—
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	—			—		—	—	—	—
Insurance	—			—		—	—	—	—
Meals & Entertainment	—			—		—	—	—	—
Miscellaneous	—			—		—	—	—	—
Office Expense	—			—		—	—	—	—
Postage	—			—		—	—	—	—
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	—			—		—	—	—	—
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	—			—		—	—	—	—
Telephone	—			—		—	—	—	—
Temporary Agency Staff	—			—		—	—	—	—
Travel	—			—		—	—	—	—
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—			—		—	—	—	—
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No.	03-13191	Case No.	03-13191
Monthly Court Report for November-05
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No.	03-13196	Case No.	03-13196
Monthly Court Report for November-05
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No.	03-13193	Case No.	03-13193
Monthly Court Report for November-05
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	(100.05)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$(100.05)

FORM MOR-1

THE THAXTON GROUP	Case No. 03-13182

Cash Disbursements for TICO -DELAWARE

Monthly Court Report for November-05

FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(100.05)	(100.05)	—	(100.05)	—	—	(100.05)

Total Cash Receipts and Transfers	(100.05)	(100.05)	—	(100.05)	—	—	(100.05)

Cash Disbursements - Loans

Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	(100.05)	(100.05)		(100.05)			(100.05)

Subtotal - Loans	(100.05)	(100.05)	—	(100.05)	—	—	(100.05)

Cash Disbursements - Other		—		—
Advertising	—	—		—	—	—	—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(100.05)	(100.05)	—	(100.05)	—	—	(100.05)

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	(288.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$(288.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for November-05
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(288.00)	(288.00)	—	(288.00)	—	—	(288.00)

Total Cash Receipts and Transfers	(288.00)	(288.00)	—	(288.00)	—	—	(288.00)

Cash Disbursements - Loans

Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	(288.00)	(288.00)		(288.00)			(288.00)

Subtotal - Loans	(288.00)	(288.00)	—	(288.00)	—	—	(288.00)

Cash Disbursements - Other		—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—			—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(288.00)	(288.00)	—	(288.00)	—	—	(288.00)

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	(195.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$(195.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No.	03-13200	Case No.	03-13200
Monthly Court Report for November-05
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

TICO Cash Collected	4,475.46	4,475.46			4,475.46	—	—	4,475.46
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	273.85	273.85			273.85	—	—	273.85

SUBTOTAL	4,749.31	4,749.31	—	—	4,749.31	—	—	4,749.31

GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,944.31)	(4,944.31)	—		(4,944.31)	—	—	(4,944.31)

Total Cash Receipts and Transfers	(195.00)	(195.00)	—	—	(195.00)	—	—	(195.00)

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(195.00)	(195.00)			(195.00)	—	—	(195.00)

Subtotal - Loans	(195.00)	(195.00)	—	—	(195.00)	—	—	(195.00)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees- Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(195.00)	(195.00)	—	—	(195.00)	—	—	(195.00)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case #	03-13190	Case No.	03-13190
Monthly Court Report for November-05
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—	—	—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees - Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(1,000.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$(1,000.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201	Case No.	03-13201
Monthly Court Report for November-05
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—

TICO Cash Collected	—		—	—	—	—
SM Cash Collected	—		—	—	—	—
TIG Cash Collected	—		—	—	—	—
TPF Cash Collected	—		—	—	—	—
TCL Cash Collected	—		—	—	—	—
Other Income Collected	849.93	849.93	849.93	—	—	849.93

SUBTOTAL	849.93	849.93	849.93	—	—	849.93

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,849.93)	(1,849.93)	(1,849.93)	—	—	(1,849.93)
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—		—	—		—
Holdback, Deposits and Escrows	—		—	—	—	—

Total Cash Receipts and Transfers	(1,000.00)	(1,000.00)	(1,000.00)	—	—	(1,000.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—	—	—
Expenses related to Loans	(1,000.00)	(1,000.00)	(1,000.00)	—	—	(1,000.00)

Subtotal - Loans	(1,000.00)	(1,000.00)	(1,000.00)	—	—	(1,000.00)

Cash Disbursements - Other	—
Advertising	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—
Insurance	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—
Postage	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—
Rent	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—
Telephone	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—
Travel	—	—	—	—	—	—
Utilities	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—
Payroll Paid SMC	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—
Voyager Payment	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—
Proceeds to Lender	—		—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other - payment to Investment Banker	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(1,000.00)	(1,000.00)	(1,000.00)	—	—	(1,000.00)

Book Balance per bank rec.	—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No.	03-13203	Case No.	03-13203
Monthly Court Report for November-05
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans					—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case #	03-13197	Case No.	03-13197
Monthly Court Report for November-05
FED ID# 62-1720278

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—			—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case	#	03-13198	Case No.	03-13198
Monthly Court Report for November-05
FED ID# 57-1111184

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.		—	—	—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case	# 03-13202	Case No.	03-13202
Monthly Court Report for November-05
FED ID# 31-0819992

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—			—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—						—	—	—	—
Computer Costs	—						—	—	—	—
Dues And Subscriptions	—						—	—	—	—
Employee Reimbursements - collections exp	—						—	—	—	—
Equipment Rental	—						—	—	—	—
Fixed Assets	—						—	—	—	—
Forms & Printing	—						—	—	—	—
Insurance	—						—	—	—	—
Meals & Entertainment	—						—	—	—	—
Miscellaneous	—						—	—	—	—
Office Expense	—						—	—	—	—
Postage	—						—	—	—	—
Prepaid Expenses	—						—	—	—	—
Prepaid Software ABS	—						—	—	—	—
Professional Fees-Ordinary Course	—						—	—	—	—
Rent	—						—	—	—	—
Repairs & Maintenance	—						—	—	—	—
Roadgard	—						—	—	—	—
Seminars & Meetings	—						—	—	—	—
Taxes & Licenses	—						—	—	—	—
Telephone	—						—	—	—	—
Temporary Agency Staff	—						—	—	—	—
Travel	—						—	—	—	—
Utilities	—						—	—	—	—
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	—						—	—	—	—
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No.	03-13204	Case No.	03-13204
Monthly Court Report for November-05
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—							—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—			No Activity -Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—							—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for November-05
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	895,411.19	87,250.93	448,258.49	404,988.18	29,540.07	—	104,768.22	(179,394.70)	895,411.19	—	—	895,411.19

TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,866,781.63	327,242.80	2,481,413.37	2,190,917.66	1,065,293.59	1,140,703.46	898,816.88	762,393.87	8,866,781.63	—	—	8,866,781.63
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	211.70	—	—	—	—	—	—	211.70	211.70	—	—	211.70

SUBTOTAL	8,866,993.33	327,242.80	2,481,413.37	2,190,917.66	1,065,293.59	1,140,703.46	898,816.88	762,605.57	8,866,993.33	—	—	8,866,993.33

GENERAL LEDGER SWEEPS AND TRANSFERS	390,525.25	18,445.74	(310,087.27)	538,005.41	384,478.17	256,238.61	240,761.42	(737,316.83)	390,525.25	—	—	390,525.25

Total Cash Receipts and Transfers	9,257,518.58	345,688.54	2,171,326.10	2,728,923.07	1,449,771.76	1,396,942.07	1,139,578.30	25,288.74	6,833,555.09	2,423,963.49	—	9,257,518.58

Cash Disbursements - Loans		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,741,752.74	235,250.32	1,808,176.24	1,413,026.58	740,741.25	778,029.35	766,529.00	—	5,741,752.74			5,741,752.74
Expenses related to Loans	260,999.24	11,222.00	65,369.76	72,995.16	48,666.22	36,401.09	25,982.01	363.00	260,999.24			260,999.24

Subtotal - Loans	6,002,751.98	246,472.32	1,873,546.00	1,486,021.74	789,407.47	814,430.44	792,511.01	363.00	6,002,751.98			6,002,751.98

Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	221,555.21	9,102.51	49,702.62	36,807.72	27,694.60	24,154.28	29,080.29	45,013.19	221,555.21			221,555.21
Bank Charges	19,846.16	5.23	—	—	—	—	—	19,840.93	19,846.16	—	—	19,846.16
Claims Funding*	237,865.15	2,581.79	49,434.41	27,875.14	10,035.46	88,188.35	7,197.41	52,552.59	237,865.15			237,865.15
Company Auto	5,571.78	—	286.96	1,935.51	1,201.07	—	307.34	1,840.90	5,571.78	—	—	5,571.78
Computer Costs	11,267.59	87.70	1,650.32	945.67	460.13	615.22	32.90	7,475.65	11,267.59	—	—	11,267.59
Dues And Subscriptions	690.65	—	25.00	195.35	—	—	25.00	445.30	690.65	—	—	690.65
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,768.21	—	669.11	35.00	—	627.29	—	3,436.81	4,768.21	—	—	4,768.21
Fixed Assets	90,248.62	2,415.50	2,284.96	—	3,446.53	—	20,823.08	61,278.55	90,248.62	—	—	90,248.62
Forms & Printing	50,399.68	1,842.97	13,009.34	10,662.07	5,797.44	5,302.88	8,082.99	5,701.99	50,399.68	—	—	50,399.68
Insurance	73,661.50	1,225.38	10,333.85	7,734.14	4,387.49	4,906.55	2,922.88	42,151.21	73,661.50	—	—	73,661.50
Meals & Entertainment	32,835.30	2,435.24	8,932.49	7,476.91	6,673.91	46.69	4,005.53	3,264.53	32,835.30	—	—	32,835.30
Miscellaneous	5,763.93	252.39	1,697.62	1,360.65	550.16	728.10	739.71	435.30	5,763.93	—	—	5,763.93
Office Expense	8,925.86	388.81	2,811.92	941.78	262.15	301.16	1,302.84	2,917.20	8,925.86	—	—	8,925.86
Postage	35,584.30	889.69	7,801.07	8,674.04	3,784.25	5,806.03	1,798.71	6,830.51	35,584.30	—	—	35,584.30
Prepaid Expenses	10.34	—	—	—	—	—	—	10.34	10.34	—	—	10.34
Prepaid Software ABS	23,686.12	—	—	—	—	—	—	23,686.12	23,686.12	—	—	23,686.12
Professional Fees-Ordinary Course	6,897.06	—	—	—	—	—	—	6,897.06	6,897.06	—	—	6,897.06
Rent	197,338.56	7,124.77	60,058.22	42,220.90	22,938.86	20,101.38	24,114.69	20,779.74	197,338.56	—	—	197,338.56
Repairs & Maintenance	25,798.36	334.28	5,002.62	5,514.26	2,471.26	7,893.95	2,538.41	2,043.58	25,798.36	—	—	25,798.36
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	2,786.72	—	1,334.23	552.20	875.29	—	25.00	—	2,786.72	—	—	2,786.72
Taxes & Licenses	60,768.69	4,050.00	29,835.46	5,871.60	16,852.80	3,582.23	126.58	450.02	60,768.69	—	—	60,768.69
Telephone	91,596.38	3,721.96	33,041.95	20,253.55	10,387.20	7,576.52	9,551.20	7,064.00	91,596.38	—	—	91,596.38
Temporary Agency Staff	1,149.30	—	1,053.70	—	—	—	95.60	—	1,149.30	—	—	1,149.30
Travel	37,767.99	1,311.45	8,509.01	7,266.22	4,845.20	300.43	4,200.64	11,335.04	37,767.99	—	—	37,767.99
Utilities	39,655.01	2,155.09	14,482.50	8,718.96	6,003.91	4,347.63	3,946.92	—	39,655.01	—	—	39,655.01
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,423,963.49	86,017.59	420,681.26	689,859.32	371,829.26	316,602.62	256,457.88	282,515.56	—	2,423,963.49	—	2,423,963.49
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	431,202.74	—	—	170,401.73	169,370.69	91,430.32	—	—	431,202.74	—	—	431,202.74
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	4,141,604.70	125,942.35	722,638.62	1,055,302.72	669,867.66	582,511.63	377,375.60	607,966.12	1,717,641.21	2,423,963.49	—	4,141,604.70

TOTAL ALL CASH DISBURSEMENTS	10,144,356.68	372,414.67	2,596,184.62	2,541,324.46	1,459,275.13	1,396,942.07	1,169,886.61	608,329.12	7,720,393.19	2,423,963.49	—	10,144,356.68

	8,573.09	60,524.80	23,399.97	592,586.79	20,036.70	—	74,459.91	(762,435.08)	8,573.09	—	—	8,573.09

Book Balance per bank rec.	8,573.09	60,524.80	23,399.97	592,586.79	20,036.70	—	74,459.91	(762,435.08)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for November-05	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(616,460.11)	—	—	—	—	—			(616,460.11)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—		—

GENERAL LEDGER DEPOSITS AND TRANSFERS	8,489,260.16	332,667.93	2,568,511.42	2,199,553.90	1,276,438.81	1,238,581.87	1,055,346.07	63,333.61	(245,173.45)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—

Total Cash Receipts and Transfers	8,489,260.16	332,667.93	2,568,511.42	2,199,553.90	1,276,438.81	1,238,581.87	1,055,346.07	63,333.61	(245,173.45)

Cash Disbursements - Loans
Loan Proceeds Checks	5,787,074.27	235,250.32	1,808,176.24	1,413,026.58	740,741.25	778,029.35	766,529.00	45,321.53
Expenses related to Loans	261,241.29	11,222.00	65,369.76	72,995.16	48,666.22	36,401.09	25,982.01	242.05	363.00

Subtotal - Loans	6,048,315.56	246,472.32	1,873,546.00	1,486,021.74	789,407.47	814,430.44	792,511.01	45,563.58	363.00

Cash Disbursements - Other
Advertising	223,049.21	9,102.51	49,702.62	36,807.72	27,694.60	24,154.28	29,080.29	1,494.00	45,013.19
Bank Charges	19,895.04	5.23	43.88	5.00					19,840.93
Claims Funding*	237,865.15	2,581.79	49,434.41	27,875.14	10,035.46	88,188.35	7,197.41		52,552.59
Company Auto	5,571.78		286.96	1,935.51	1,201.07		307.34		1,840.90
Computer Costs	11,462.71	87.70	1,650.32	945.67	460.13	615.22	32.90	195.12	7,475.65
Dues And Subscriptions	690.65		25.00	195.35			25.00		445.30
Employee Reimbursements - collections exp	—
Equipment Rental	4,768.21		669.11	35.00		627.29			3,436.81
Fixed Assets	90,248.62	2,415.50	2,284.96		3,446.53		20,823.08		61,278.55
Forms & Printing	51,632.49	1,842.97	13,009.34	10,662.07	5,797.44	5,302.88	8,082.99	1,232.81	5,701.99
Insurance	73,680.47	1,225.38	10,333.85	7,734.14	4,387.49	4,906.55	2,922.88	18.97	42,151.21
Meals & Entertainment	32,835.30	2,435.24	8,932.49	7,476.91	6,673.91	46.69	4,005.53		3,264.53
Miscellaneous	5,879.53	252.39	1,697.62	1,360.65	550.16	728.10	739.71	115.60	435.30
Office Expense	9,761.85	388.81	2,811.92	941.78	262.15	301.16	1,302.84	835.99	2,917.20
Postage	35,860.30	889.69	7,801.07	8,674.04	3,784.25	5,806.03	1,798.71	276.00	6,830.51
Prepaid Expenses	10.34								10.34
Prepaid Software ABS	30,186.12							6,500.00	23,686.12
Professional Fees-Ordinary Course	6,897.06								6,897.06
Rent	197,343.87	7,124.77	60,058.22	42,220.90	22,938.86	20,101.38	24,114.69	5.31	20,779.74
Repairs & Maintenance	25,798.36	334.28	5,002.62	5,514.26	2,471.26	7,893.95	2,538.41		2,043.58
Roadgard	—
Seminars & Meetings	2,786.72		1,334.23	552.20	875.29		25.00
Taxes & Licenses	60,863.38	4,050.00	29,835.46	5,871.60	16,852.80	3,582.23	126.58	94.69	450.02
Telephone	91,861.94	3,721.96	33,041.95	20,253.55	10,387.20	7,576.52	9,551.20	265.56	7,064.00
Temporary Agency Staff	1,149.30		1,053.70				95.60
Travel	37,767.99	1,311.45	8,509.01	7,266.22	4,845.20	300.43	4,200.64		11,335.04
Utilities	39,756.51	2,155.09	14,482.50	8,718.96	6,003.91	4,347.63	3,946.92	101.50
Interest to Finova	—
Payroll Paid TTG	—
	1,443,396.00	46,270.85	392,964.18	348,083.76	188,992.94	158,242.42	141,917.34	6,634.48	160,290.03
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	431,202.74			170,401.73	169,370.69	91,430.32
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	3,172,221.64	86,195.61	694,965.42	713,532.16	487,031.34	424,151.43	262,835.06	17,770.03	485,740.59

TOTAL ALL CASH DISBURSEMENTS	9,220,537.20	332,667.93	2,568,511.42	2,199,553.90	1,276,438.81	1,238,581.87	1,055,346.07	63,333.61	486,103.59

	(1,347,737.15)	—	—	—	—	—	—	—	(1,347,737.15)

Book Balance per bank rec.		—	—		—	—			(1,347,737.15)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	372,414.67
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$372,414.67

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for November-05
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986	Operating	Payroll	Other
Beginning Cash Position	87,250.93	18,351.41	4,443.20	11,873.39	10,052.63	11,623.90	—	—	11,460.48	7,048.90	12,397.02	87,250.93	—	—

TICO Cash Collected	—											—	—	—
SM Cash Collected	327,242.80	32,947.55	25,031.80	30,964.36	35,869.97	38,199.75	47,435.67		48,001.82	29,763.41	39,028.47	327,242.80	—	—
TIG Cash Collected	—											—	—	—
TPF Cash Collected	—											—	—	—
TCL Cash Collected	—											—	—	—
Other Income Collected	—											—	—	—

SUBTOTAL	327,242.80	32,947.55	25,031.80	30,964.36	35,869.97	38,199.75	47,435.67	—	48,001.82	29,763.41	39,028.47	327,242.80	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	18,445.74	(41,429.51)	(22,980.94)	(37,514.58)	(37,786.20)	(41,097.86)	285,232.26	39,746.74	(51,318.44)	(29,476.86)	(44,928.87)	18,445.74	—	—

Total Cash Receipts and Transfers	345,688.54	(8,481.96)	2,050.86	(6,550.22)	(1,916.23)	(2,898.11)	332,667.93	39,746.74	(3,316.62)	286.55	(5,900.40)	305,941.80	39,746.74	—

Cash Disbursements - Loans												—	—
Loan Proceeds Checks	235,250.32						235,250.32					235,250.32	—
Expenses related to Loans	11,222.00						11,222.00					11,222.00	—

Subtotal - Loans	246,472.32	—	—	—	—	—	246,472.32	—	—	—	—	246,472.32	—	—

Cash Disbursements - Other	—											—	—
Advertising	9,102.51						9,102.51					9,102.51	—
Bank Charges	5.23						5.23					5.23	—	—
Claims Funding*	2,581.79						2,581.79					2,581.79	—
Company Auto	—						—					—	—	—
Computer Costs	87.70						87.70					87.70	—	—
Dues And Subscriptions	—						—					—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—
Equipment Rental	—						—					—	—	—
Fixed Assets	2,415.50						2,415.50					2,415.50	—	—
Forms & Printing	1,842.97						1,842.97					1,842.97	—	—
Insurance	1,225.38						1,225.38					1,225.38	—	—
Meals & Entertainment	2,435.24						2,435.24					2,435.24	—	—
Miscellaneous	252.39						252.39					252.39	—	—
Office Expense	388.81						388.81					388.81	—	—
Postage	889.69						889.69					889.69	—	—
Prepaid Expenses	—						—					—	—	—
Prepaid Software ABS	—						—					—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—
Rent	7,124.77						7,124.77					7,124.77	—	—
Repairs & Maintenance	334.28						334.28					334.28	—	—
Roadgard	—						—					—	—	—
Seminars & Meetings	—						—					—	—	—
Taxes & Licenses	4,050.00						4,050.00					4,050.00	—	—
Telephone	3,721.96						3,721.96					3,721.96	—	—
Temporary Agency Staff	—						—					—	—	—
Travel	1,311.45						1,311.45					1,311.45	—	—
Utilities	2,155.09						2,155.09					2,155.09	—	—
Interest to Finova	—						—					—	—	—
Payroll Paid TTG	—						—					—	—	—
Payroll Paid SMC	86,017.59						46,270.85	39,746.74				46,270.85	39,746.74	—
Restructuring Officer	—						—					—	—	—
Insurance Renewal	—						—					—	—	—
Voyager Payment	—						—					—	—	—
Pre-Filing Prepays	—						—					—	—	—
Deposit to Lender	—						—					—	—	—
US Trustee	—						—					—	—	—
Bankruptcy Professionals	—						—					—	—	—
Other	—						—					—	—	—

Total Other Cash Disbursements	125,942.35	—	—	—	—	—	86,195.61	39,746.74	—	—	—	86,195.61	39,746.74	—

TOTAL ALL CASH DISBURSEMENTS	372,414.67	—	—	—	—	—	332,667.93	39,746.74	—	—	—	332,667.93	39,746.74	—

	60,524.80	9,869.45	6,494.06	5,323.17	8,136.40	8,725.79	—	—	8,143.86	7,335.45	6,496.62	60,524.80	—	—

Ending Bank Balance per bank rec.	60,524.80	9,869.45	6,494.06	5,323.17	8,136.40	8,725.79			8,143.86	7,335.45	6,496.62

58

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	2,541,324.46
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,541,324.46

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case #	03-13212	Case No.	03-13212
Monthly Court Report for November-05
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	404,988.18	5,389.12	8,295.57	12,490.53	314,973.51	13,107.12

TICO Cash Collected	—
SM Cash Collected	2,190,917.66	38,012.11	52,398.58	45,324.63	1,752,077.45	75,204.74	(59,195.19)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,190,917.66	38,012.11	52,398.58	45,324.63	1,752,077.45	75,204.74	(59,195.19)

GENERAL LEDGER DEPOSITS AND TRANSFERS	538,005.41	(39,669.44)	(48,962.73)	(51,650.34)	(1,545,512.82)	(77,346.78)	2,258,744.09

Total Cash Receipts and Transfers	2,728,923.07	(1,657.33)	3,435.85	(6,325.71)	206,564.63	(2,142.04)	2,199,548.90

Cash Disbursements - Loans
Loan Proceeds Checks	1,413,026.58						1,413,026.58
Expenses related to Loans	72,995.16						72,995.16

Subtotal - Loans	1,486,021.74						1,486,021.74

Cash Disbursements - Other
Advertising	36,807.72						36,807.72
Bank Charges	—
Claims Funding*	27,875.14						27,875.14
Company Auto	1,935.51						1,935.51
Computer Costs	945.67						945.67
Dues And Subscriptions	195.35						195.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	35.00						35.00
Fixed Assets	—						—
Forms & Printing	10,662.07						10,662.07
Insurance	7,734.14						7,734.14
Meals & Entertainment	7,476.91						7,476.91
Miscellaneous	1,360.65						1,360.65
Office Expense	941.78						941.78
Postage	8,674.04						8,674.04
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	42,220.90						42,220.90
Repairs & Maintenance	5,514.26						5,514.26
Roadgard	—						—
Seminars & Meetings	552.20						552.20
Taxes & Licenses	5,871.60						5,871.60
Telephone	20,253.55						20,253.55
Temporary Agency Staff	—						—
Travel	7,266.22						7,266.22
Utilities	8,718.96						8,718.96
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	689,859.32						348,083.76
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	170,401.73						170,401.73
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	1,055,302.72	—	—	—	—	—	713,527.16

TOTAL ALL CASH DISBURSEMENTS	2,541,324.46	—	—	—	—	—	2,199,548.90

	592,586.79	3,731.79	11,731.42	6,164.82	521,538.14	10,965.08	—

Book Balance per bank rec.	592,586.79	3,731.79	11,731.42	6,164.82	521,538.14	10,965.08

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	12,939.81	9,424.06	28,368.46	404,988.18	—	—	404,988.18

TICO Cash Collected					—	—	—	—
SM Cash Collected		59,379.24	53,844.15	173,871.95	2,190,917.66	—	—	2,190,917.66
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	59,379.24	53,844.15	173,871.95	2,190,917.66	—	—	2,190,917.66

GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(64,514.12)	(56,766.27)	(178,091.74)	196,229.85	341,775.56	—	538,005.41

Total Cash Receipts and Transfers	341,775.56	(5,134.88)	(2,922.12)	(4,219.79)	2,387,147.51	341,775.56	—	2,728,923.07

Cash Disbursements - Loans					—
Loan Proceeds Checks					1,413,026.58			1,413,026.58
Expenses related to Loans					72,995.16			72,995.16

Subtotal - Loans					1,486,021.74			1,486,021.74

Cash Disbursements - Other					—
Advertising					36,807.72			36,807.72
Bank Charges					—	—	—	—
Claims Funding*					27,875.14			27,875.14
Company Auto					1,935.51	—	—	1,935.51
Computer Costs					945.67	—	—	945.67
Dues And Subscriptions					195.35	—	—	195.35
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					35.00	—	—	35.00
Fixed Assets					—	—	—	—
Forms & Printing					10,662.07	—	—	10,662.07
Insurance					7,734.14	—	—	7,734.14
Meals & Entertainment					7,476.91	—	—	7,476.91
Miscellaneous					1,360.65	—	—	1,360.65
Office Expense					941.78	—	—	941.78
Postage					8,674.04	—	—	8,674.04
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					—	—	—	—
Rent					42,220.90	—	—	42,220.90
Repairs & Maintenance					5,514.26	—	—	5,514.26
Roadgard					—	—	—	—
Seminars & Meetings					552.20	—	—	552.20
Taxes & Licenses					5,871.60	—	—	5,871.60
Telephone					20,253.55	—	—	20,253.55
Temporary Agency Staff					—	—	—	—
Travel					7,266.22	—	—	7,266.22
Utilities					8,718.96	—	—	8,718.96
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				348,083.76	341,775.56	—	689,859.32
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					170,401.73	—	—	170,401.73
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					—	—	—	—

Total Other Cash Disbursements	341,775.56	—	—	—	1,055,302.72	—	—	1,055,302.72

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	2,199,548.90	341,775.56	—	2,541,324.46

	—	7,804.93	6,501.94	24,148.67	592,586.79	—	—	592,586.79

Book Balance per bank rec.		7,804.93	6,501.94	24,148.67

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,596,184.62
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,596,184.62

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case #	03-13211
Monthly Court Report for November-05
FED ID# 57-1002963	Texas State Bank Prosperity

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488
Beginning Cash Position	448,258.49	10,050.95	12,978.22	8,866.50	13,474.74	8,563.52	2,293.41	11,407.91

TICO Cash Collected	—
SM Cash Collected	2,481,413.37	37,153.79	51,754.83	44,149.25	55,904.77	37,970.80	68,441.89	46,501.09
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,481,413.37	37,153.79	51,754.83	44,149.25	55,904.77	37,970.80	68,441.89	46,501.09

GENERAL LEDGER DEPOSITS AND TRANSFERS	(310,087.27)	(41,010.48)	(55,021.83)	(44,488.54)	(60,091.58)	(40,122.16)	(59,503.68)	(49,683.21)

Total Cash Receipts and Transfers	2,171,326.10	(3,856.69)	(3,267.00)	(339.29)	(4,186.81)	(2,151.36)	8,938.21	(3,182.12)

Cash Disbursements - Loans

Loan Proceeds Checks	1,808,176.24
Expenses related to Loans	65,369.76

Subtotal - Loans	1,873,546.00	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	49,702.62
Bank Charges	—
Claims Funding*	49,434.41
Company Auto	286.96
Computer Costs	1,650.32
Dues And Subscriptions	25.00
Employee Reimbursements - collections exp	—
Equipment Rental	669.11
Fixed Assets	2,284.96
Forms & Printing	13,009.34
Insurance	10,333.85
Meals & Entertainment	8,932.49
Miscellaneous	1,697.62
Office Expense	2,811.92
Postage	7,801.07
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	60,058.22
Repairs & Maintenance	5,002.62
Roadgard	—
Seminars & Meetings	1,334.23
Taxes & Licenses	29,835.46
Telephone	33,041.95
Temporary Agency Staff	1,053.70
Travel	8,509.01
Utilities	14,482.50
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	722,638.62	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,596,184.62	—	—	—	—	—	—	—

	23,399.97	6,194.26	9,711.22	8,527.21	9,287.93	6,412.16	11,231.62	8,225.79

Book Balance per bank rec.	23,399.97	6,194.26	9,711.22	8,527.21	9,287.93	6,412.16	11,231.62	8,225.79

	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	7,437.17	8,166.27	116,319.54	11,916.40	4,485.42	6,974.41	7,770.29

TICO Cash Collected
SM Cash Collected	36,065.67	29,466.90	588,016.21	54,106.98	37,070.58	36,693.64	31,668.12
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	36,065.67	29,466.90	588,016.21	54,106.98	37,070.58	36,693.64	31,668.12

GENERAL LEDGER DEPOSITS AND TRANSFERS	(36,664.31)	(32,448.92)	(599,429.70)	(57,277.98)	(33,672.24)	(36,514.35)	(32,487.99)

Total Cash Receipts and Transfers	(598.64)	(2,982.02)	(11,413.49)	(3,171.00)	3,398.34	179.29	(819.87)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	6,838.53	5,184.25	104,906.05	8,745.40	7,883.76	7,153.70	6,950.42

Book Balance per bank rec.	6,838.53	5,184.25	104,906.05	8,745.40	7,883.76	7,153.70	6,950.42

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for	79921	325149301
FED ID#	1st National	1st National

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609
Beginning Cash Position	9,001.11	10,288.32	7,230.08	9,924.99	7,689.72	17,963.61	16,617.95

TICO Cash Collected		—
SM Cash Collected	47,644.90	47,915.95	25,446.89	49,543.14	25,429.17	48,876.54	37,496.85
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	47,644.90	47,915.95	25,446.89	49,543.14	25,429.17	48,876.54	37,496.85

GENERAL LEDGER DEPOSITS AND TRANSFERS	(49,167.58)	(49,129.22)	(27,464.53)	(51,607.47)	(28,774.52)	(57,266.06)	(46,070.41)

Total Cash Receipts and Transfers	(1,522.68)	(1,213.27)	(2,017.64)	(2,064.33)	(3,345.35)	(8,389.52)	(8,573.56)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	7,478.43	9,075.05	5,212.44	7,860.66	4,344.37	9,574.09	8,044.39

Book Balance per bank rec.	7,478.43	9,075.05	5,212.44	7,860.66	4,344.37	9,574.09	8,044.39

	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	10,474.77	10,389.38	8,208.47	—	—	—	10,166.48	12,366.68

TICO Cash Collected
SM Cash Collected	41,488.49	43,032.62	29,618.03	—	520,606.39		51,370.61	45,525.34
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	41,488.49	43,032.62	29,618.03	—	520,606.39	—	51,370.61	45,525.34

GENERAL LEDGER DEPOSITS AND TRANSFERS	(45,049.53)	(44,827.49)	(33,260.23)	—	1,318,922.46	420,681.26	(51,277.48)	(51,485.50)

Total Cash Receipts and Transfers	(3,561.04)	(1,794.87)	(3,642.20)	—	1,839,528.85	420,681.26	93.13	(5,960.16)

Cash Disbursements - Loans

Loan Proceeds Checks					1,808,176.24
Expenses related to Loans					65,369.76

Subtotal - Loans	—	—	—	—	1,873,546.00	—	—	—

Cash Disbursements - Other
Advertising					49,702.62
Bank Charges	—	—
Claims Funding*					49,434.41
Company Auto					286.96
Computer Costs					1,650.32
Dues And Subscriptions					25.00
Employee Reimbursements - collections exp					—
Equipment Rental					669.11
Fixed Assets					2,284.96
Forms & Printing					13,009.34
Insurance					10,333.85
Meals & Entertainment					8,932.49
Miscellaneous					1,697.62
Office Expense					2,811.92
Postage					7,801.07
Prepaid Expenses					—
Prepaid Software ABS					—
Professional Fees-Ordinary Course					—
Rent					60,058.22
Repairs & Maintenance					5,002.62
Roadgard					—
Seminars & Meetings					1,334.23
Taxes & Licenses					29,835.46
Telephone					33,041.95
Temporary Agency Staff					1,053.70
Travel					8,509.01
Utilities					14,482.50
Interest to Finova					—
Payroll Paid TTG					—
Payroll Paid SMC						420,681.26
Restructuring Officer					—
Insurance Renewal					—
Voyager Payment					—
Pre-Filing Prepays					—
Deposit to Lender					—
US Trustee					—
Bankruptcy Professionals					—
Other					—

Total Other Cash Disbursements	—	—	—	—	301,957.36	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	2,175,503.36	420,681.26	—	—

	6,913.73	8,594.51	4,566.27	—	(335,974.51)	—	10,259.61	6,406.52

Book Balance per bank rec.	6,913.73	8,594.51	4,566.27	—			10,259.61	6,406.52

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	5,532.34	8,340.04	7,764.14	8,679.71	56,915.95	448,258.49	—	—	448,258.49

TICO Cash Collected						—	—	—	—
SM Cash Collected	26,658.03	41,540.90	43,693.46	50,045.41	150,516.13	2,481,413.37	—	—	2,481,413.37
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	26,658.03	41,540.90	43,693.46	50,045.41	150,516.13	2,481,413.37	—	—	2,481,413.37

GENERAL LEDGER DEPOSITS AND TRANSFERS	(27,187.77)	(40,505.13)	(45,563.96)	(48,390.35)	(174,246.79)	(730,768.53)	420,681.26	—	(310,087.27)

Total Cash Receipts and Transfers	(529.74)	1,035.77	(1,870.50)	1,655.06	(23,730.66)	1,750,644.84	420,681.26	—	2,171,326.10

Cash Disbursements - Loans							—
Loan Proceeds Checks						1,808,176.24	—		1,808,176.24
Expenses related to Loans						65,369.76	—		65,369.76

Subtotal - Loans	—	—	—	—	—	1,873,546.00	—	—	1,873,546.00

Cash Disbursements - Other							—
Advertising						49,702.62	—	—	49,702.62
Bank Charges					—	—		—	—
Claims Funding*						49,434.41	—		49,434.41
Company Auto						286.96	—	—	286.96
Computer Costs						1,650.32	—	—	1,650.32
Dues And Subscriptions						25.00	—	—	25.00
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						669.11	—	—	669.11
Fixed Assets						2,284.96	—	—	2,284.96
Forms & Printing						13,009.34	—	—	13,009.34
Insurance						10,333.85	—	—	10,333.85
Meals & Entertainment						8,932.49	—	—	8,932.49
Miscellaneous						1,697.62	—	—	1,697.62
Office Expense						2,811.92	—	—	2,811.92
Postage						7,801.07	—	—	7,801.07
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						60,058.22	—	—	60,058.22
Repairs & Maintenance						5,002.62	—	—	5,002.62
Roadgard						—	—	—	—
Seminars & Meetings						1,334.23	—	—	1,334.23
Taxes & Licenses						29,835.46	—	—	29,835.46
Telephone						33,041.95	—	—	33,041.95
Temporary Agency Staff						1,053.70	—	—	1,053.70
Travel						8,509.01	—	—	8,509.01
Utilities						14,482.50	—	—	14,482.50
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	301,957.36	420,681.26	—	722,638.62

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	2,175,503.36	420,681.26	—	2,596,184.62

	5,002.60	9,375.81	5,893.64	10,334.77	33,185.29	23,399.97	—	—	23,399.97

Book Balance per bank rec.	5,002.60	9,375.81	5,893.64	10,334.77	33,185.29

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursments reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,396,942.07
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,396,942.07

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No.	03-13213
Monthly Court Report for November-05
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,140,703.46	1,140,703.46		1,140,703.46	—	—	1,140,703.46
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,140,703.46	1,140,703.46	—	1,140,703.46	—	—	1,140,703.46

GENERAL LEDGER DEPOSITS AND TRANSFERS	256,238.61	97,878.41	158,360.20	97,878.41	158,360.20	—	256,238.61

Total Cash Receipts and Transfers	1,396,942.07	1,238,581.87	158,360.20	1,238,581.87	158,360.20	—	1,396,942.07

Cash Disbursements - Loans

Loan Proceeds Checks	778,029.35	778,029.35		778,029.35			778,029.35
Expenses related to Loans	36,401.09	36,401.09		36,401.09			36,401.09

Subtotal - Loans	814,430.44	814,430.44	—	814,430.44	—	—	814,430.44

Cash Disbursements - Other		—		—			—
Advertising	24,154.28	24,154.28		24,154.28			24,154.28
Bank Charges	—	—		—	—	—	—
Claims Funding*	88,188.35	88,188.35		88,188.35			88,188.35
Company Auto	—	—		—	—	—	—
Computer Costs	615.22	615.22		615.22	—	—	615.22
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	627.29	627.29		627.29	—	—	627.29
Fixed Assets	—	—		—	—	—	—
Forms & Printing	5,302.88	5,302.88		5,302.88	—	—	5,302.88
Insurance	4,906.55	4,906.55		4,906.55	—	—	4,906.55
Meals & Entertainment	46.69	46.69		46.69	—	—	46.69
Miscellaneous	728.10	728.10		728.10	—	—	728.10
Office Expense	301.16	301.16		301.16	—	—	301.16
Postage	5,806.03	5,806.03		5,806.03	—	—	5,806.03
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,101.38	20,101.38		20,101.38	—	—	20,101.38
Repairs & Maintenance	7,893.95	7,893.95		7,893.95	—	—	7,893.95
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	3,582.23	3,582.23		3,582.23	—	—	3,582.23
Telephone	7,576.52	7,576.52		7,576.52	—	—	7,576.52
Temporary Agency Staff	—	—		—	—	—	—
Travel	300.43	300.43		300.43	—	—	300.43
Utilities	4,347.63	4,347.63		4,347.63	—	—	4,347.63
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	316,602.62	158,242.42	158,360.20	158,242.42	158,360.20	—	316,602.62
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	91,430.32	91,430.32		91,430.32	—	—	91,430.32
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	582,511.63	424,151.43	158,360.20	424,151.43	158,360.20	—	582,511.63

TOTAL ALL CASH DISBURSEMENTS	1,396,942.07	1,238,581.87	158,360.20	1,238,581.87	158,360.20	—	1,396,942.07

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,459,275.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,459,275.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case #	03-13209	Case No.	03-13209
Monthly Court Report for November-05
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	29,540.07	8,306.04	21,234.03	—	—	29,540.07	—	—	29,540.07

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,065,293.59	39,052.58	88,341.05	937,899.96		1,065,293.59	—	—	1,065,293.59
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,065,293.59	39,052.58	88,341.05	937,899.96	—	1,065,293.59	—	—	1,065,293.59

GENERAL LEDGER DEPOSITS AND TRANSFERS	384,478.17	(39,496.40)	(97,400.60)	338,538.85	182,836.32	201,641.85	182,836.32	—	384,478.17

Total Cash Receipts and Transfers	1,449,771.76	(443.82)	(9,059.55)	1,276,438.81	182,836.32	1,266,935.44	182,836.32	—	1,449,771.76

Cash Disbursements - Loans

Loan Proceeds Checks	740,741.25			740,741.25		740,741.25			740,741.25
Expenses related to Loans	48,666.22			48,666.22		48,666.22			48,666.22

Subtotal - Loans	789,407.47	—	—	789,407.47	—	789,407.47	—	—	789,407.47

Cash Disbursements - Other	—					—
Advertising	27,694.60			27,694.60		27,694.60			27,694.60
Bank Charges	—			—		—	—	—	—
Claims Funding*	10,035.46			10,035.46		10,035.46			10,035.46
Company Auto	1,201.07			1,201.07		1,201.07	—	—	1,201.07
Computer Costs	460.13			460.13		460.13	—	—	460.13
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	3,446.53			3,446.53		3,446.53	—	—	3,446.53
Forms & Printing	5,797.44			5,797.44		5,797.44	—	—	5,797.44
Insurance	4,387.49			4,387.49		4,387.49	—	—	4,387.49
Meals & Entertainment	6,673.91			6,673.91		6,673.91	—	—	6,673.91
Miscellaneous	550.16			550.16		550.16	—	—	550.16
Office Expense	262.15			262.15		262.15	—	—	262.15
Postage	3,784.25			3,784.25		3,784.25	—	—	3,784.25
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	22,938.86			22,938.86		22,938.86	—	—	22,938.86
Repairs & Maintenance	2,471.26			2,471.26		2,471.26	—	—	2,471.26
Roadgard	—			—		—	—	—	—
Seminars & Meetings	875.29			875.29		875.29	—	—	875.29
Taxes & Licenses	16,852.80			16,852.80		16,852.80	—	—	16,852.80
Telephone	10,387.20			10,387.20		10,387.20	—	—	10,387.20
Temporary Agency Staff	—			—		—	—	—	—
Travel	4,845.20			4,845.20		4,845.20	—	—	4,845.20
Utilities	6,003.91			6,003.91		6,003.91	—	—	6,003.91
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	371,829.26			188,992.94	182,836.32	188,992.94	182,836.32	—	371,829.26
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	169,370.69			169,370.69		169,370.69	—	—	169,370.69
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	669,867.66	—	—	487,031.34	182,836.32	487,031.34	182,836.32	—	669,867.66

TOTAL ALL CASH DISBURSEMENTS	1,459,275.13	—	—	1,276,438.81	182,836.32	1,276,438.81	182,836.32	—	1,459,275.13

	20,036.70	7,862.22	12,174.48	—	—	20,036.70	—	—	20,036.70

Book Balance per bank rec.	20,036.70	7,862.22	12,174.48

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,169,886.61
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,169,886.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for November-05
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	104,768.22	6,946.37	—	—	—	97,821.85	104,768.22	—	—	104,768.22

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	898,816.88	38,781.29	—	265,213.39		594,822.20	898,816.88	—	—	898,816.88
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	898,816.88	38,781.29	—	265,213.39	—	594,822.20	898,816.88	—	—	898,816.88

GENERAL LEDGER DEPOSITS AND TRANSFERS	240,761.42	(37,826.54)	—	790,132.68	114,540.54	(626,085.26)	126,220.88	114,540.54	—	240,761.42

Total Cash Receipts and Transfers	1,139,578.30	954.75	—	1,055,346.07	114,540.54	(31,263.06)	1,025,037.76	114,540.54	—	1,139,578.30

Cash Disbursements - Loans							—

Loan Proceeds Checks	766,529.00			766,529.00			766,529.00			766,529.00
Expenses related to Loans	25,982.01			25,982.01			25,982.01			25,982.01

Subtotal - Loans	792,511.01	—	—	792,511.01	—	—	792,511.01	—	—	792,511.01

Cash Disbursements - Other							—
Advertising	29,080.29			29,080.29			29,080.29			29,080.29
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	7,197.41			7,197.41			7,197.41			7,197.41
Company Auto	307.34			307.34			307.34	—	—	307.34
Computer Costs	32.90			32.90			32.90	—	—	32.90
Dues And Subscriptions	25.00			25.00			25.00	—	—	25.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	20,823.08			20,823.08			20,823.08	—	—	20,823.08
Forms & Printing	8,082.99			8,082.99			8,082.99	—	—	8,082.99
Insurance	2,922.88			2,922.88			2,922.88	—	—	2,922.88
Meals & Entertainment	4,005.53			4,005.53			4,005.53	—	—	4,005.53
Miscellaneous	739.71			739.71			739.71	—	—	739.71
Office Expense	1,302.84			1,302.84			1,302.84	—	—	1,302.84
Postage	1,798.71			1,798.71			1,798.71	—	—	1,798.71
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	24,114.69			24,114.69			24,114.69	—	—	24,114.69
Repairs & Maintenance	2,538.41			2,538.41			2,538.41	—	—	2,538.41
Roadgard	—			—			—	—	—	—
Seminars & Meetings	25.00			25.00			25.00	—	—	25.00
Taxes & Licenses	126.58			126.58			126.58	—	—	126.58
Telephone	9,551.20			9,551.20			9,551.20	—	—	9,551.20
Temporary Agency Staff	95.60			95.60			95.60	—	—	95.60
Travel	4,200.64			4,200.64			4,200.64	—	—	4,200.64
Utilities	3,946.92			3,946.92			3,946.92	—	—	3,946.92
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	256,457.88			141,917.34	114,540.54		141,917.34	114,540.54	—	256,457.88
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	377,375.60	—	—	262,835.06	114,540.54	—	262,835.06	114,540.54	—	377,375.60

TOTAL ALL CASH DISBURSEMENTS	1,169,886.61	—	—	1,055,346.07	114,540.54	—	1,055,346.07	114,540.54	—	1,169,886.61

	74,459.91	7,901.12	—	—	—	66,558.79	74,459.91	—	—	74,459.91

Book Balance per bank rec.	74,459.91	7,901.12	—			66,558.79

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	608,329.12
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$608,329.12

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for November-05
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(179,394.70)	102,648.94	389,791.92	(616,460.11)	(55,375.45)	(179,394.70)	—	—	(179,394.70)

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	762,393.87		762,393.87		—	762,393.87	—	—	762,393.87
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	211.70	211.70				211.70	—	—	211.70

SUBTOTAL	762,605.57	211.70	762,393.87	—	—	762,605.57	—	—	762,605.57

GENERAL LEDGER DEPOSITS AND TRANSFERS	(737,316.83)		(647,549.22)	(245,173.45)	155,405.84	(892,722.67)	155,405.84	—	(737,316.83)

Total Cash Receipts and Transfers	25,288.74	211.70	114,844.65	(245,173.45)	155,405.84	(130,117.10)	155,405.84	—	25,288.74

Cash Disbursements - Loans

Loan Proceeds Checks	—					—
Expenses related to Loans	363.00			363.00		363.00			363.00

Subtotal - Loans	363.00	—	—	363.00	—	363.00	—	—	363.00

Cash Disbursements - Other	—					—
Advertising	45,013.19			45,013.19		45,013.19			45,013.19
Bank Charges	19,840.93			19,840.93		19,840.93	—	—	19,840.93
Claims Funding*	52,552.59			52,552.59		52,552.59			52,552.59
Company Auto	1,840.90			1,840.90		1,840.90	—	—	1,840.90
Computer Costs	7,475.65			7,475.65		7,475.65	—	—	7,475.65
Dues And Subscriptions	445.30			445.30		445.30	—	—	445.30
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,436.81			3,436.81		3,436.81	—	—	3,436.81
Fixed Assets	61,278.55			61,278.55		61,278.55	—	—	61,278.55
Forms & Printing	5,701.99			5,701.99		5,701.99	—	—	5,701.99
Insurance	42,151.21			42,151.21		42,151.21	—	—	42,151.21
Meals & Entertainment	3,264.53			3,264.53		3,264.53	—	—	3,264.53
Miscellaneous	435.30			435.30		435.30	—	—	435.30
Office Expense	2,917.20			2,917.20		2,917.20	—	—	2,917.20
Postage	6,830.51			6,830.51		6,830.51	—	—	6,830.51
Prepaid Expenses	10.34			10.34		10.34	—	—	10.34
Prepaid Software ABS	23,686.12			23,686.12		23,686.12	—	—	23,686.12
Professional Fees-Ordinary Course	6,897.06			6,897.06		6,897.06	—	—	6,897.06
Rent	20,779.74			20,779.74		20,779.74	—	—	20,779.74
Repairs & Maintenance	2,043.58			2,043.58		2,043.58	—	—	2,043.58
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	450.02			450.02		450.02	—	—	450.02
Telephone	7,064.00			7,064.00		7,064.00	—	—	7,064.00
Temporary Agency Staff	—			—		—	—	—	—
Travel	11,335.04			11,335.04		11,335.04	—	—	11,335.04
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	282,515.56			160,290.03	122,225.53	160,290.03	122,225.53	—	282,515.56
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	607,966.12	—	—	485,740.59	122,225.53	485,740.59	122,225.53	—	607,966.12

TOTAL ALL CASH DISBURSEMENTS	608,329.12	—	—	486,103.59	122,225.53	486,103.59	122,225.53	—	608,329.12

	(762,435.08)	102,860.64	504,636.57	(1,347,737.15)	(22,195.14)	(795,615.39)	33,180.31	—	(762,435.08)

Book Balance per bank rec.	(762,435.08)	102,860.64	504,636.57	(1,347,737.15)	(22,195.14)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for November-05
FED ID# 57-1013036

	Consolidated Totals				Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—				—	—	—	—

Total Cash Receipts and Transfers		—		—		—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			—		—	—	—	—
Claims Funding*	—		—
Company Auto	—		—		—	—	—	—
Computer Costs					—	—	—	—
Dues And Subscriptions					—	—	—	—
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					—	—	—	—
Forms & Printing					—	—	—	—
Insurance					—	—	—	—
Meals & Entertainment					—	—	—	—
Miscellaneous					—	—	—	—
Office Expense					—	—	—	—
Postage					—	—	—	—
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees - Ordinary Course					—	—	—	—
Rent					—	—	—	—
Repairs & Maintenance					—	—	—	—
Roadgard					—	—	—	—
Seminars & Meetings					—	—	—	—
Taxes & Licenses					—	—	—	—
Telephone					—	—	—	—
Temporary Agency Staff					—	—	—	—
Travel					—	—	—	—
Utilities					—	—	—	—
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC					—	—	—	—
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.		—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	November-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for November-05
FED ID# 57-1096371

	Consolidated Totals				Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—
Company Auto	—		—		—	—	—	—
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					—	—	—	—
Forms & Printing					—	—	—	—
Insurance					—	—	—	—
Meals & Entertainment					—	—	—	—
Miscellaneous					—	—	—	—
Office Expense					—	—	—	—
Postage					—	—	—	—
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					—	—	—	—
Rent					—	—	—	—
Repairs & Maintenance					—	—	—	—
Roadgard					—	—	—	—
Seminars & Meetings					—	—	—	—
Taxes & Licenses					—	—	—	—
Telephone					—	—	—	—
Temporary Agency Staff					—	—	—	—
Travel					—	—	—	—
Utilities					—	—	—	—
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC					—	—	—	—
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.		—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-05

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

11/30/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,061,336	—	—	3,061,336	72.7%	—	3,061,336	72.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,085	3,085	0.1%
Fee Income	—	—	—	481,588	—	—	481,588	11.4%	—	481,588	11.4%
Late Charges	—	—	—	253,965	—	—	253,965	6.0%	—	253,965	6.0%

Total Interest Income	—	—	—	3,796,890	—	—	3,796,890	90.1%	3,085	3,799,975	90.0%
Interest Expense	—	—	—	188,608	152,743	—	341,351	8.1%	1,389	342,740	8.1%

Net Interest Income	—	—	—	3,608,281	(152,743)	—	3,455,538	82.0%	1,696	3,457,235	81.9%

Provision for Loan Losses
P&L Recoveries	—	—	—	(48,676)	—	—	(48,676)	-1.2%	(809)	(49,485)	-1.2%
Reserves	—	—	—	174,147	—	—	174,147	4.1%	—	174,147	4.1%
Cash	—	—	—	987,395	—	—	987,395	23.4%	(10)	987,385	23.4%

Total Provision	—	—	—	1,112,866	—	—	1,112,866	26.4%	(819)	1,112,047	26.3%

Net Interest included Provision	—	—	—	2,495,416	(152,743)	—	2,342,673		2,515	2,345,188

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	362,905	—	—	362,905	8.6%	3,534	366,439	8.7%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	1,360	1,360	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	29,786	—	—	29,786	0.7%	—	29,786	0.7%
Other Income	—	—	—	35	23,716	—	23,751	0.6%	55	23,806	0.6%

Total Direct Income	—	—	—	392,726	23,716	—	416,442	9.9%	4,949	421,391	10.0%

Total Revenue	—	—	—	4,189,616	23,716	—	4,213,332	100.0%	8,034	4,221,366	100.0%

Expenses

Personnel
Salaries & Wages	—	—	—	1,321,689	40,537	—	1,362,227	32.3%	—	1,362,227	32.3%
Commissions/Bonus	—	—	—	220,596	—	—	220,596	5.2%	—	220,596	5.2%
Benefits	—	—	—	227,934	1,760	—	229,694	5.5%	—	229,694	5.4%
Taxes	—	—	—	120,125	1,963	—	122,088	2.9%	—	122,088	2.9%
Other	—	—	—	5,221	600	—	5,821	0.1%	—	5,821	0.1%

Total Personnel	—	—	—	1,895,565	44,860	—	1,940,425	46.1%	—	1,940,425	46.0%

Building
Rent	—	—	—	187,024	3,684	—	190,707	4.5%	—	190,707	4.5%
Utilities	—	—	—	39,811	466	—	40,277	1.0%	(61)	40,216	1.0%
Depreciation	—	—	—	56,444	3,473	—	59,917	1.4%	4,046	63,963	1.5%
Other	—	—	—	8,336	—	—	8,336	0.2%	—	8,336	0.2%

Total Building	—	—	—	291,614	7,622	—	299,237	7.1%	3,985	303,222	7.2%

Telecommunications
Telephone	—	—	—	85,780	1,252	—	87,032	2.1%	—	87,032	2.1%
Computers	—	—	—	48,748	4,627	—	53,375	1.3%	—	53,375	1.3%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	134,528	5,879	—	140,407	3.3%	—	140,407	3.3%

Advertising	—	—	—	61,677	—	—	61,677	1.5%	(55)	61,622	1.5%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	1,710	1,710	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	(140,073)	11,030	—	(129,043)	-3.1%	—	(129,043)	-3.1%
Collection Expense	—	—	—	662	—	—	662	0.0%	(7,460)	(6,798)	-0.2%
Travel	—	—	—	88,303	20	—	88,323	2.1%	—	88,323	2.1%
Office Expense	—	—	—	89,575	3,153	—	92,727	2.2%	(430)	92,297	2.2%
Entertainment	—	—	—	500	—	—	500	0.0%	—	500	0.0%
Amortization	—	—	—	9,827	—	—	9,827	0.2%	—	9,827	0.2%
Taxes & Licenses	—	—	—	24,493	625	—	25,118	0.6%	683	25,802	0.6%
Other	—	—	—	49,131	210	—	49,341	1.2%	1,761	51,102	1.2%

Total Other Expense	—	—	—	173,526	3,988	—	177,514	4.2%	2,014	179,528	4.3%

Total Direct Expense	—	—	—	3,807,276	226,142	—	4,033,418	95.7%	764	4,034,181	95.6%

Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	—	—	—	382,341	(202,426)	—	179,914	4.3%	7,270	187,184	4.4%

Restructuring Expenses	—	—	—	—	1,077,377	—	1,077,377	25.6%	—	1,077,377	25.5%

Net Income After Restructure	—	—	—	382,341	(1,279,803)	—	(897,463)		7,270	(890,193)

Income Tax (34%)	—	—	—	147,560	(10,438)	—	137,122	3.3%	—	137,122	3.2%

Net Income	—	—	—	234,781	(1,269,365)	—	(1,034,585)	-24.6%	7,270	(1,027,315)	-24.3%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru November 30, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	78,270,491	36	—	78,649,072	69.1%	10,166,085	88,815,157	80.3%
I/B Income	—	—	—	—	—	—	—	0.0%	3,673,340	3,673,340	3.3%
Fee Income	226,383	105,384	—	9,591,642	—	—	9,923,409	8.7%	51,566	9,974,975	9.0%
Late Charges	149,281	—	—	6,048,183	—	—	6,197,464	5.4%	1,064,348	7,261,812	6.6%

Total Interest Income	741,283	118,310	—	93,910,316	36	—	94,769,945	83.2%	14,955,339	109,725,284	99.2%
Interest Expense	113,794	52,912	0	4,099,428	5,322,394	—	9,588,529	8.4%	3,251,355	12,839,884	11.6%

Net Interest Income	627,489	65,398	(0)	89,810,887	(5,322,358)	—	85,181,416	74.8%	11,703,984	96,885,400	87.6%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,196,975)	—	—	(1,206,470)	-1.1%	(2,519,429)	(3,725,899)	-3.4%
Reserves	—	(20,000)	—	(1,378,328)	—	—	(1,398,328)	-1.2%	(7,657,559)	(9,055,887)	-8.2%
Cash	557,239	64,134	4,612	24,248,432	—	—	24,874,417	21.8%	21,309,765	46,184,181	41.8%

Total Provision	547,854	44,024	4,612	21,673,130	—	—	22,269,619	19.6%	11,132,777	33,402,395	30.2%
Net Interest included Provision	79,635	21,375	(4,612)	68,137,758	(5,322,358)	—	62,911,797		571,207	63,483,004
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	11,543,465	—	—	11,543,465	10.1%	1,561,398	13,104,863	11.8%
Insurance Commissions	—	—	3,223,179	(1,251,389)	—	—	1,971,790	1.7%	69,787	2,041,576	1.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,784	387,784	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	731,495	—	—	732,391	0.6%	—	732,391	0.7%
Other Income	—	256,832	2,042,382	1,608,314	966,235	—	4,873,763	4.3%	(20,250,820)	(15,377,057)	-13.9%

Total Direct Income	—	256,832	5,266,457	12,631,884	966,235	—	19,121,409	16.8%	(18,231,852)	889,556	0.8%

Total Revenue	741,283	375,142	5,266,457	106,542,200	966,272	—	113,891,353	100.0%	(3,276,513)	110,614,840	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	31,063,512	1,974,835	—	34,855,036	30.6%	5,116,963	39,971,999	36.1%
Commissions/Bonus	—	58,213	366,715	5,285,466	302,445	—	6,012,838	5.3%	481,502	6,494,340	5.9%
Benefits	6,989	12,842	142,412	3,400,769	90,858	—	3,653,870	3.2%	451,031	4,104,901	3.7%
Taxes	6,914	15,553	159,820	3,327,796	172,867	—	3,682,950	3.2%	576,977	4,259,927	3.9%
Other	—	—	66,338	237,238	83,006	—	386,582	0.3%	130,096	516,678	0.5%

Total Personnel	100,067	259,140	2,293,278	43,314,781	2,624,010	—	48,591,276	42.7%	6,756,569	55,347,844	50.0%
Building
Rent	392	9,889	184,677	4,353,781	240,365	—	4,789,104	4.2%	865,197	5,654,300	5.1%
Utilities	—	216	40,071	990,558	45,450	—	1,076,295	0.9%	152,604	1,228,899	1.1%
Depreciation	40,494	2,445	84,488	1,523,656	347,239	—	1,998,322	1.8%	598,493	2,596,815	2.3%
Other	428	257	—	333,869	12,079	—	346,633	0.3%	109,340	455,972	0.4%

Total Building	41,314	12,806	309,236	7,201,864	645,133	—	8,210,354	7.2%	1,725,633	9,935,986	9.0%
Telecommunications
Telephone	6,010	6,411	89,222	2,120,241	172,569	—	2,394,453	2.1%	393,871	2,788,324	2.5%
Computers	27,156	3,315	80,347	709,878	254,995	—	1,075,690	0.9%	380,097	1,455,787	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	91,889	484,297	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	3,181,082	451,143	—	3,861,999	3.4%	866,557	4,728,556	4.3%
Advertising	—	113	43,816	3,185,055	4,720	—	3,233,703	2.8%	163,736	3,397,439	3.1%
Reinsurance Claims Expense	—	—	—	1,203,738	—	—	1,203,738	1.1%	1,563,262	2,766,999	2.5%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.4%
Professional Fees	2,386	9,408	36,482	705,308	32,777,242	—	33,530,826	29.4%	97,227	33,628,053	30.4%
Collection Expense	1,860	51	—	41,820	—	—	43,731	0.0%	676,510	720,241	0.7%
Travel	—	6,620	24,540	2,175,647	127,622	—	2,334,430	2.0%	207,618	2,542,048	2.3%
Office Expense	23,071	3,158	52,550	2,626,565	239,775	—	2,945,118	2.6%	485,714	3,430,832	3.1%
Entertainment	—	68	—	114,985	35	—	115,088	0.1%	126	115,215	0.1%
Amortization	—	—	101,806	330,011	—	—	431,817	0.4%	12,568,082	12,999,899	11.8%
Taxes & Licenses	5,636	3,405	20,599	622,958	73,185	—	725,783	0.6%	202,088	927,871	0.8%
Other	1,326	29,298	567,361	2,606,462	43,678	—	3,248,126	2.9%	2,290,060	5,538,186	5.0%

Total Other Expense	30,033	35,930	742,315	6,300,980	356,674	—	7,465,932	6.6%	15,546,070	23,012,002	20.8%

Total Direct Expense	871,340	431,143	3,639,880	93,082,834	42,308,939	—	140,334,136	123.2%	42,405,346	182,739,482	165.2%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,611,480	13,437,508	(41,263,215)	—	(26,400,286)	-23.2%	(45,724,356)	(72,124,642)	-65.2%
Income Tax (34%)	—	—	66,684	4,738,636	5,481,666	—	10,286,986	9.0%	(6,674,996)	3,611,990	3.3%

Net Income	(130,057)	(56,002)	1,544,796	8,698,872	(46,744,881)	—	(36,687,272)	-32.2%	(39,049,360)	(75,736,631)	-68.5%

THAXTON MONTHLY OPERATING REPORT - November 2005	Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	“Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	November-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

11/30/2005

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets

Cash/Investments	(12,511)	—	—	603,502	13,224,013	—	13,815,004	(1,323)	—	(1,323)	13,813,682
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	71,137,754	—	—	71,137,754	416,000	—	416,000	71,553,754
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,282,349)	—	—	(12,282,349)	—	—	—	(12,282,349)
Loss Reserve	—	—	—	(8,561,681)	(10,000)	—	(8,571,681)	(180,125)	—	(180,125)	(8,751,806)
Unearned Insurance	—	—	—	(826,277)	—	—	(826,277)	(2,026,300)	(726,167)	(2,752,468)	(3,578,745)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,988,448	498,627	—	7,487,075	419,242	—	419,242	7,906,317
Accumulated Depreciation	—	—	—	(5,357,758)	(424,300)	—	(5,782,058)	(363,962)	—	(363,962)	(6,146,020)
Accounts Receivable	73,260	—	(102)	71,936	(72,137)	—	72,957	581,459	(1,905)	579,554	652,511
Repossessed Automobiles	—	—	—	—	—	—	—	113,645	—	113,645	113,645
Intercompany Balance	574,391	57,761	(3,410,817)	(29,645,289)	75,194,151	(6,248,675)	36,521,522	(46,109,612)	9,588,090	(36,521,522)	0
Goodwill	—	—	—	18,200,048	—	—	18,200,048	—	—	—	18,200,048
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(325,970)	—	—	(325,970)	—	—	—	(325,970)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	248,281	248,281	248,281
Prepaid Assets	—	—	—	1,030,070	15,834	—	1,045,904	7,341	—	7,341	1,053,245
Other Assets	—	—	—	690,975	4,809,636	—	5,500,611	1,647	82,016	83,663	5,584,274

Total Assets	635,140	57,761	(3,410,919)	41,723,410	117,593,431	(18,409,595)	138,189,228	(47,141,989)	9,190,315	(37,951,674)	100,237,554
Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	4,375,407	—	4,376,917	32,347	—	32,347	4,409,263
Notes Payable	—	—	67,738	—	35,003,201	—	35,070,939	—	—	—	35,070,939
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,371	—	1,896,371	122,801,661
Accounts Payable	4,236	1,509	13,541	884,429	46,286	—	950,001	493,774	3,338,245	3,832,018	4,782,020
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	3,503,846	(4,600)	—	3,499,246	—	124,370	124,370	3,623,616
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,165,081	88,932	—	2,256,347	29,159	8,171	37,330	2,293,677
Other Liabilities	296,174	—	—	47,083	41,261	—	384,517	62,790	231,385	294,176	678,693

Total Liabilities	302,744	1,509	82,789	6,600,439	161,516,171	—	168,503,652	2,514,441	3,919,567	6,434,008	174,937,660
Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,384,859)	68,674	2,349,459	58,673	—	—	—	58,673
Additional Paid in Capital	851,000	—	800,000	1,778,585	8,835,345	(3,419,685)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(34,001,951)	(18,010,334)	(24,219,479)	(50,041,121)	4,751,932	(45,289,188)	(69,508,668)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(24,413)	—	2,332	3,846,925	(18,389,739)	—	(14,564,895)	384,691	518,815	903,506	(13,661,389)

Total Stockholders’ Equity	332,396	56,252	(3,493,708)	35,122,971	(43,922,740)	(18,409,595)	(30,314,424)	(49,656,430)	5,270,748	(44,385,682)	(74,700,106)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,410,919)	41,723,410	117,593,431	(18,409,595)	138,189,228	(47,141,989)	9,190,315	(37,951,674)	100,237,554

THAXTON MONTHLY OPERATING REPORT - November 2005	12/21/2005 11:30 AM

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets

Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	November 30, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$133,086.53	$133,086.53	Bi-Weekly	EFT	0
FICA-Employee	0	$91,898.33	$91,898.33	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$2,725.34	$2,725.34	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$355,734.18	$355,734.18	$0.00		$0.00

State and Local
Withholding	0	$28,587.22	$28,587.22	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$3,044.40	$3,044.40
Personal Property		1,768.53	$1,768.53
Other:	0	57,437.35	$57,437.35			0

Total State and Local Taxes	$0.00	$90,837.50	$90,837.50	$0.00		$0.00

TOTAL TAXES		$446,571.68	$446,571.68			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP

Wachovia 2000014825402

Monthly Court Report for        November-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO- HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	37,746.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	29,197.98
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	37,746.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	29,197.98

Cash Disbursments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	39,917.98	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	31,369.72
Employee Witholding of Insurance/etc	(2,171.74)														(2,171.74)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	37,746.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	29,197.98

	(0.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.00)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account -THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	37,746.24	0.00	37,746.24
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	37,746.24	0.00	37,746.24

Cash Disbursments

Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	39,917.98		39,917.98
Employee Witholding of Insurance/etc	0.00	(2,171.74)		(2,171.74)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	37,746.24	0.00	37,746.24

	0.00	(0.00)	0.00	(0.00)

PAYROLL - THE THAXTON GROUP

	Period Ending 11/10/2005	Period Ending 11/25/2005	Period Ending	Total
Corporate
Salary expense	$16,086.92	$13,566.92	$—	$29,653.84
FICA/FUTA/SUTA	$785.59	$592.81	$—	$1,378.40
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$17,041.25	$14,328.47	$—	$31,369.72

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Period Total	$21,315.38	$18,602.60	$—	$39,917.98

401(k) payable	$(865.23)	$(865.23)	$—	$(1,730.46)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(26.92)	$—	$(53.84)
Life insurance	$(18.88)	$(18.88)	$—	$(37.76)
Contingent health liability	$(148.98)	$(148.98)	$—	$(297.96)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$20,229.51	$17,516.73	$—	$37,746.24
	$(1,085.87)	$(1,085.87)	$—	$(2,171.74)
				$—
				$—

Net Checks	$—	$—	$—	$—
Direct Deposits	$12,410.52	$12,410.59	$—	$24,821.11
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,655.23	$2,369.92	$—	$5,025.15
EE SS Tax	$789.67	$633.39	$—	$1,423.06
ER SS Tax	$789.65	$633.41	$—	$1,423.06
EE Med Tax	$288.04	$251.47	$—	$539.51
ER Med Tax	$288.02	$251.48	$—	$539.50
State/local Tax	$1,131.33	$966.47	$—	$2,097.80
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$1,877.05	$—	$—	$1,877.05

GRAND TOTAL	$20,229.51	$17,516.73	$—	$37,746.24

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,085.87	$1,085.87	$—	$2,171.74

PAYROLL - TICO

	Period Ending 11/10/2005	Period Ending 11/25/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$4,274.13	$4,274.13	$—	$8,548.26

THE THAXTON GROUP			Wachovia	#	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL					2079900431038
Wachovia	November-05				540439122
Monthly Court Report for					2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas		Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(55,375.45)	—	—		—	—	—		(55,375.45)

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,413,346.46	39,746.74	420,681.26		341,775.56	182,836.32	158,360.20	114,540.54	155,405.84
Outstanding Checks	—						—

Total Cash Receipts and Transfers	1,413,346.46	39,746.74	420,681.26		341,775.56	182,836.32	158,360.20	114,540.54	155,405.84

Cash Disbursements - Loans

Gross Wages	1,191,411.27	175,242.16	131,131.71		42,973.23	6,085.21	325,293.09	142,683.72	368,002.15
Federal Tax	98,009.78	14,971.40	11,737.86		3,167.23	504.13	28,388.89	9,188.67	30,051.60
SS Tax	69,041.62	10,149.52	7,954.03		2,616.99	374.73	17,715.73	8,796.97	21,433.65
Med Tax	16,888.07	2,489.48	1,860.18		612.05	87.64	4,572.76	2,057.32	5,208.64
EIC	(250.00)	—	—		—	—	(194.24)	—	(55.76)
State Tax	26,460.44	6,512.09	230.66		1,409.00	210.77	13,006.74	5,062.20	28.98
Advance	(1,272.32)	—	—		200.00	—	(553.42)	—	(918.90)
Mileage	(38,266.29)	(5,763.11)	(3,167.27)		(1,514.04)	—	(10,771.79)	(5,827.07)	(11,223.01)
Miscellaneous	—	—	—		—	—	—	—	—
Shortage	—	—	—		—	—	—	—	—
STD	1,648.15	182.82	124.65		72.02	—	459.82	193.90	614.94
Medical	20,014.04	2,802.50	2,163.02		555.70	26.00	5,234.95	2,638.41	6,593.46
401K Loans	5,293.87	571.24	—		80.50	—	1,021.35	164.11	3,456.67
401K Deducts	11,240.28	2,186.53	211.92		515.79	—	3,749.40	417.14	4,159.50
AHL Dental	4,774.00	665.44	390.50		149.64	15.40	1,520.32	676.54	1,356.16
AHL Cancer	920.18	92.14	52.76		58.64	—	253.60	117.28	345.76
AHL Life	3,040.48	451.62	294.60		142.03	3.40	750.48	446.78	951.57
Flex Med	778.34	—	235.28		—	—	312.30	—	230.76
Dep Care	269.24	—	—		—	—	—	—	269.24
Stop Payment Fee	—	—	—		—	—	—	—	—
Garnishment fee	82.00	8.00	7.00		4.00	—	19.00	14.00	30.00
Garnishment	779.78	—	195.92		—	—	234.26	—	349.60
Bankrpc	1,025.00	160.00	—		865.00	—	—	—	—
Child support	8,226.06	550.00	932.50		463.36	—	1,462.64	1,499.56	3,318.00
Tax Levy	250.00	—	—		—	—	250.00	—	—
Fringe	—	—	—		—	—	—	—	—
STD Net	—	—	—		—	—	—	—	—
SS Tax Adjust	—	—	—		—	—	—	—	—
Other	—	—	—		—	—	—	—	—
	228,952.72	36,029.67	23,223.61		9,397.91	1,222.07	67,432.79	25,445.81	66,200.86
Gross To Net (includes adj.)	—	—	—		—	—	—	—	—
Prepays and voids	—	—	—		—	—	—	—	—
DD Reversals & adjs.	—	—	—		—	—	—	—	—
Net DD/live checks	—	—	—		—	—	—	—	—
	—	—	—		—	—	—	—	—
FUNDING REQUIREMENTS		—	—		—	—	—	—	—
Net Checks	—	—	—		—	—	—	—	—
Direct Deposits	—	—	—		—	—	—	—	—
Wage Garnishments	13,948.44	710.00	1,128.42		1,328.36	—	1,946.90	1,499.56	3,667.60
Federal Tax	128,061.38	14,971.40	11,737.86		3,167.23	504.13	28,388.89	9,188.67	30,051.60
EE SS Tax	90,475.27	10,149.52	7,954.03		2,616.99	374.73	17,715.73	8,796.97	21,433.65
ER SS Tax	90,475.21	10,149.53	7,953.99		2,616.97	374.72	17,715.71	8,796.95	21,433.67
EE Med Tax	22,096.71	2,489.48	1,860.18		612.05	87.64	4,572.76	2,057.32	5,208.64
ER Med Tax	22,096.82	2,489.50	1,860.21		612.04	87.63	4,572.79	2,057.35	5,208.65
State Tax	26,489.42	6,512.09	230.66		1,409.00	210.77	13,006.74	5,062.20	28.98
Futa	2,725.34	344.26	316.29		77.12	27.48	472.71	307.92	589.78
Suta	11,408.79	2,323.11	856.61		196.56	104.24	1,800.34	1,166.97	2,480.48
	—	—	—		—	—	—	—	—
Total Amt Debited from our Acct		—	—		—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26		341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26		341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26		341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(22,195.14)	—	—		—	—	—	—	(22,195.14)

Book Balance per bank rec.	(22,195.14)		—			—	—		(22,195.14)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL		Case No.
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(55,375.45)	—	(55,375.45)

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,413,346.46	—	1,413,346.46
Outstanding Checks	—	—	—	—

Total Cash Receipts and Transfers	—	1,413,346.46	—	1,413,346.46

Cash Disbursements - Loans	—	—

Gross Wages	—	1,191,411.27
Federal Tax	—	98,009.78
SS Tax	—	69,041.62	—	69,041.62
Med Tax	—	16,888.07
EIC	—	(250.00)	—	(250.00)
State Tax	—	26,460.44	—	26,460.44
Advance	—	(1,272.32)	—	(1,272.32)
Mileage	—	(38,266.29)	—	(38,266.29)
Miscellaneous	—	—	—	—
Shortage	—	—	—	—
STD	—	1,648.15	—	1,648.15
Medical	—	20,014.04	—	20,014.04
401K Loans	—	5,293.87	—	5,293.87
401K Deducts	—	11,240.28	—	11,240.28
AHL Dental	—	4,774.00	—	4,774.00
AHL Cancer	—	920.18	—	920.18
AHL Life	—	3,040.48	—	3,040.48
Flex Med	—	778.34	—	778.34
Dep Care	—	269.24	—	269.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	82.00	—	82.00
Garnishment	—	779.78	—	779.78
Bankrpc	—	1,025.00	—	1,025.00
Child support	—	8,226.06	—	8,226.06
Tax Levy	—	250.00	—	250.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	228,952.72	—	228,952.72
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—

FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	13,948.44	—	13,948.44
Federal Tax	—	128,061.38		128,061.38
EE SS Tax	—	90,475.27		90,475.27
ER SS Tax	—	90,475.21		90,475.21
EE Med Tax	—	22,096.71		22,096.71
ER Med Tax	—	22,096.82		22,096.82
State Tax	—	26,489.42		26,489.42
Futa	—	2,725.34		2,725.34
Suta	—	11,408.79		11,408.79
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(22,195.14)	—	(22,195.14)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered
	Reporting Period		November-05

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$70,135,794
Plus Amounts billed during the period	$10,277,404
Sold Receivables during month
Less Amounts collected during the period	($8,866,782)
Total Accounts Receivable at the end of the reporting period	$71,546,416

Accounts Receivable Aging	Amount
0-30 days old	$66,418,874
31-60 days old	$2,032,115
61-90 days old	$1,243,062
91+ days old	$1,852,365
Total Accounts Receivable	$71,546,416
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$71,546,416

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X
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2. First Day Order authorizing the temporary use of existing cash management system.

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Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 11/30/2005

Aged Accounts Receivable

(Gross Balance as of 11/30/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$62,951,963	$62,851,139	$100,824	$—	$—
Potential (1-30)	$3,466,910	$3,433,813	$33,098	$—	$—
31-60 Days	$2,032,115	$2,030,894	$1,220	$—	$—
61-90 Days	$1,243,062	$1,222,701	$20,361	$—	$—
91 and Over	$1,852,365	$1,599,207	$253,159	$—	$—
Total Delinquency	$8,594,453	$8,286,615	$307,838	$—	$—

Total Gross Receivables	$71,546,416	$71,137,754	$408,662	$—	$—

Post Accounts Payable (As of 11/30/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	L\AR Split 2003\
Weekly Loans Rec\
THAXTON MONTHLY OPERATING REPORT - November 2005, AR AP

THE THAXTON GROUP		CASES	03-13182-03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	Nov-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING GOMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	0.00	6,248,675.00	74,646,981.93	—	—	(3,410,817.00)	57,761.00	567,356.00	—	(32,795,186.17)	(46,115,146.76)
Cash Transfers between companies	0.00		366,279.14							(373,110.67)	6,831.53
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(9,107.25)					7,035.00		1,980.14	92.11
Allocations of:	—
Home Office allocation	—
Interest allocation	(0.00)		189,996.80							(188,608.28)	(1,388.52)
Payroll	—
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 06/30/05	0.00	6,248,675.00	75,194,150.62	—	—	(3,410,817.00)	57,761.00	574,391.00	—	(33,354,924.98)	(46,109,611.64)

	0.00	6,248,675.00	75,194,150.62	—	—	(3,410,817.00)	57,761.00	574,391.00	—	(33,354,924.98)	(46,109,611.64)

Balance Sheet - November 30, 2005	—	6,248,675.00	75,194,151.00			(3,410,817.00)	57,761.00	574,391.00		(33,354,925.00)	(46,109,612.00)